Exhibit 10.1

July 9, 2008

TO:                      DIXIE LEE INTERNATIONAL INDUSTRIES, INC.

AND TO:            The Directors thereof

I, DAVID SILVESTER, do hereby resign my office as Vice-President of the above Corporation, such resignation to take effect forthwith.

DATED the 7th day of July, 2008

By: /s/ David Silvester

TO:                      DIXIE LEE INTERNATIONAL INDUSTRIES, INC.

AND TO:            The Directors thereof

I, DAVID SILVESTER, do hereby resign my office as director of the above Corporation, such resignation to take effect forthwith.

DATED the 7th day of July, 2008

By: /s/ David Silvester